$125,000,000
             REVOLVING CREDIT AND SECURITY AGREEMENT

                  Dated as of February 7, 2002

                            Between

                          MASTEC, INC.
                  CERTAIN OF ITS SUBSIDIARIES
                        (the Borrowers)

                               and

                    FLEET CAPITAL CORPORATION
                      WACHOVIA BANK, N.A.
                 LASALLE BUSINESS CREDIT, INC.
                    JPMORGAN CHASE BANK
                PNC BANK, NATIONAL ASSOCIATION
                       (the Lenders)

                            and

                   FLEET CAPITAL CORPORATION
                  (the Administrative Agent)

                     WACHOVIA BANK, N.A.
                   (the Syndication Agent)

                            and

                 LASALLE BUSINESS CREDIT, INC.
                     JPMORGAN CHASE BANK
                  (the Documentation Agents)

    _________________________________________________

                         Arranged by:

                    FLEET SECURITIES, INC.
    _________________________________________________



EXECUTION COPY


                ASSUMPTION AND AMENDMENT AGREEMENT

                  Dated as of February 7, 2002

     Reference is made to the Revolving Credit and Security Agreement dated as of January 22, 2002 (as amended, modified, supplement, or restated and in effect from time to time, the "Credit Agreement"), among MasTec, Inc., a Florida corporation ("MasTec"), certain of its subsidiaries (with MasTec, collectively, the "Borrowers"), the lenders parties thereto, and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for said lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     Each of the undersigned, WACHOVIA BANK, N.A., LASALLE BUSINESS CREDIT, INC., JPMORGAN CHASE BANK and PNC BANK, NATIONAL ASSOCIATION (each, an "Additional Lender"), FCC, as a Lender and as the Administrative Agent, and the Borrowers hereby agree as follows:

     1. Each Additional Lender hereby agrees that, effective as of February 7, 2002 (the "Effective Date"), and subject to the satisfaction on or prior to the Effective Date of the conditions set forth in Section 2.5(b)(ii) of the Credit Agreement, (i) each Additional Lender will become a Lender under the Credit Agreement, (ii) the Commitment of each Lender, including each Additional Lender, will be as set forth on Annex
1 hereto, (iii) each Additional Lender will be bound by all the terms and provisions of the Credit Agreement binding upon each Lender, including, without being limited to, Sections 2.5(b)(iii) and 4.7 and
Article 14, (iv) until such time as MasTec's Energy Group's systems are upgraded, its Eligible Unbilled Accounts will be estimated based on the Energy Group's trailing 12-month revenues, and (v) each Additional
Lender will pay to the Administrative Agent in accordance with the terms of Section 2.2(a)(iii) an amount (each such Additional Lender's "Initial Loan") such that, after giving effect to all Initial Loans, the Net Outstandings of the Lenders shall be Ratable. Each Additional Lender acknowledges and agrees that the amount of its Initial Loan will be applied by the Borrowers to repay Loans outstanding from FCC and to permanently reduce FCC's outstanding Commitment.

     2. Each Borrower consents to the foregoing and agrees to deliver to the Administrative Agent, on or prior to the Effective Date, any evidence of authorization, opinions and certificates required pursuant to Section 2.5(b)(ii) of the Credit Agreement and an original Revolving Credit Note to the order of each Lender in the amount of such Lender's Commitment after giving effect to the Commitment Increase reflected in Annex 1.

     3. The Credit Agreement is hereby amended, effective as of the Effective Date, subject to the satisfaction on or prior to the Effective Date of the conditions set forth in Section
2.5(b)(ii) of the Credit Agreement, by:

         (i) amending Section 1.1 Definitions by adding thereto in the appropriate alphabetical order the following new definitions:

              "Documentation Agent" means each of JPMorgan Chase Bank and LaSalle Business Credit, Inc.

              "Syndication Agent" means Wachovia Bank, N.A.

	 (ii) amending subsection (b) of Section 15.9 Amendments in its entirety to read as follows:

         (b) (1) Without the prior unanimous written consent of the Lenders, no amendment, consent or waiver shall (A) increase the amount or extend the time of any Lender's obligation to make Loans or (B) extend the originally scheduled time or times of repayment of the principal of any Loan or (C) alter (other than to accelerate or make more frequent) the time or times of payment of interest on any Loan or of any fees payable for the account of the Lenders or (D) decrease the amount of the principal of any Loan or the rate of interest thereon or (E) decrease the amount of any commitment fee or other fee payable hereunder for the account of the Lenders' or (F) permit any subordination of the principal of or interest on any Loan or (G) permit any amendment to Section 4.18. Without the prior unanimous written consent of the Lenders, no Borrower or material Guarantor shall be released from its liability for the Secured Obligations nor shall Collateral be released in excess of the amount thereof disposed of in any Fiscal Year in compliance with Section 8.7(a). Except to the extent expressly provided in Sections 4.7 and 14.1, without the prior unanimous written consent of the Lenders, no amendment shall be made to the following definitions: "Borrowing Base" or the defined terms used therein, "Eligible Assignee", "Ratable", "Ratable Share", "Commitment Percentage", "Letter of Credit Guarantee Facility", "Secured Obligations" (other than to include additional obligations of the Loan Parties owing to all Lenders), "Lenders" or "Required Lenders", or to the provisions of this Section 15.9 or the provisions of Article 12. Neither the Administrative Agent nor any Lender shall consent to any amendment to or waiver of the amortization, deferral or subordination provisions of any instrument or agreement evidencing or relating to obligations (whether or not Debt) of the Borrowers that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the Lenders in their capacities as Lenders hereunder, without the prior written consent of each Lender affected thereby.

              (2) Without the consent of the Lenders whose Commitment Percentages are equal to 66-2/3% or more (or if the Commitments have been terminated, the Lenders holding at least 66-2/3% of the outstanding principal of and accrued interest on all Loans and Reimbursement
Obligations), permit any amendment to Section 4.7(d).

provided, however, that notwithstanding anything herein to the contrary, the Required Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default provided only that such Default or Event of Default does not arise under Section 12.1(g) or (h) or out of a breach of or failure to perform or observe any term, covenant or condition of this Agreement or any other Loan Document (other than the provisions of Article 12 of this Agreement) the amendment of which requires the unanimous or "super majority" consent of the Lenders. The Required Lenders shall have the right, with respect to any Default or Event of Default that may be waived by them, to enter into an agreement with the Borrowers providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without thereby waiving any such Default or Event of Default.

     4. This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     5. This Assumption Agreement may be signed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed and delivered by their officers thereunto duly authorized, as of the date first above written.


                                   FLEET CAPITAL CORPORATION, as
                                   Administrative Agent and as a Lender

                                   By:	_______________________________
                                   Dennis S. Losin
                                   Senior Vice President





	                           WACHOVIA BANK, N.A., as a Lender

                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________





                                   LASALLE BUSINESS CREDIT, INC., as a
                                   Lender

                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________





                                   JPMORGAN CHASE BANK, as a Lender

                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________





                                   PNC BANK, NATIONAL ASSOCIATION, as a
                                   Lender

                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________





                                   BORROWERS:

                                   MASTEC, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   CHURCH & TOWER, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   CHURCH & TOWER ENVIRONMENTAL, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   CRUZ-CELL, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   DRESSER/AREIA CONSTRUCTION, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   FLAIRE INCORPORATED


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   GMR TELECOM, L.L.C.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC INTEGRATION SYSTEMS, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC NETWORK SERVICES, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC NORTH AMERICA, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC NORTH CAROLINA, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC TELCOM & ELECTRICAL SERVICES, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   MASTEC VIRGINIA, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   PHASECOM AMERICA INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   PROTEL IND., INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   RENEGADE OF IDAHO, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary





                                   S.S.S. CONSTRUCTION, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   UPPER VALLEY UTILITIES CORP.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   WILDE HOLDING CO., INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   WILDE ACQUISITION CO., INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   NORTHLAND CONTRACTING, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   WILDE OPTICAL SERVICE, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC FC, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC REAL ESTATE HOLDINGS, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   STACKHOUSE REAL ESTATE HOLDINGS, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC OF TEXAS, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary






                                   MASTEC TC, INC.


                                   By: _______________________________
                                   Steven E. Davis
                                   Assistant Secretary




                                ANNEX 1
                              COMMITMENTS


Lender
(With Address for Notices)                    Commitment
----------------------------------------------------------------------

Fleet Capital Corporation                    $32,500,000
300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention:  Loan Administration Manager
Facsimile:  (770) 859-2483

Wachovia Bank, N.A.                          $25,000,000
191 Peachtree Street
Atlanta, Georgia 30303
Attention:  Dan Denton
Facsimile: (404) 332-6920

LaSalle Business Credit, Inc.                $25,000,000
135 S. LaSalle Street
Suite 425
Chicago, Illinois 60603
Attention:  Raphael Shin
Facsimile: (312) 904-6450

JPMorgan Chase Bank                          $25,000,000
1166 Avenue of Americas
16th Floor
New York, New York 10036
Attention:  Robert Morrow
Facsimile: (212) 899-2929

PNC Bank, National Association               $17,500,000
201 S. Tryon Street
Suite 900
Charlotte, North Carolina 28202
Attention: Alex M. Council
Facsimile: (704) 342-8450
---------------------------------------------------------

Total                                       $125,000,000
=========================================================